Exhibit 10 (a)

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 333-81970 of Allstate Life of New York Separate Account A (the "Account") on Form N-4 of our report on the financial statements and related financial statement schedules of Allstate Life Insurance Company of New York dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), appearing in the Annual Report on Form 10-K of Allstate Life Insurance Company of New York for the year ending December 31, 2004, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the use of our report dated March 24, 2005 relating to the financial statements of the sub-accounts of the Account, also appearing in such Statement of Additional Information, and to the references to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois

April 20, 2005